THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAW, AND, AS SUCH, MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR IN RELIANCE UPON AN OPINION OF COUNSEL, IN FORM AND CONTENT REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.



                 VOID AFTER 5:00 P.M. PACIFIC TIME, JULY 3, 2007

                                     WARRANT

                               For the Purchase of

                         500,000 Shares of Common Stock

                                       of

                                    POINT.360

1. WARRANT.

        FOR VALUE RECEIVED, Alliance Atlantis Communications Inc., a corporation organized under the laws of Canada ("AACI"), or its registered assigns (each, a "Holder"), is entitled, at any time or from time to time on or after the Commencement Date, and at or before 5:00 P.M., Pacific Time, on the Expiration Date, but not thereafter, to purchase and receive, in whole or in part, up to Five Hundred Thousand (500,000) shares of common stock, no par value ("Common Stock"), of Point.360, a California corporation (the "Company"). This Warrant is initially exercisable at $2.00 per share of Common Stock purchased; provided, however, that upon the occurrence of any of the events specified in Section 5 hereof, the rights granted by this Warrant, including the exercise price and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. This Warrant shall automatically terminate upon the occurrence of a Termination Event. Terms not otherwise defined in this Warrant shall have the meanings attributed to them in Section 6 below.

2. EXERCISE.

        2.1 EXERCISE FORM. In order to exercise this Warrant, the exercise form attached hereto must be duly completed, executed and delivered to the Company, together with this Warrant and payment of the Exercise Price for the Securities being purchased.

        2.2 LEGEND. Each certificate evidencing Securities purchased under this Warrant shall bear a legend restricting transfer thereof except in compliance with the terms hereof.

        2.3 CONVERSION RIGHT.

        2.3.1 DETERMINATION OF AMOUNt. In lieu of the payment of the Exercise Price in cash, the Holder shall have the right (but not the obligation) to convert this Warrant, in whole or in part, directly into shares of Common Stock ("Conversion Right"). Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any of the Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the "Value" (as defined below) at the time the Conversion Right is exercised of the portion of the Warrant being converted by (y) the Market Price. The "Value" of the portion of the Warrant being converted shall equal the remainder derived from subtracting (a) the Exercise Price multiplied by the number of shares of Common Stock covered by the portion of the Warrant being converted from (b) the Market Price of the Common Stock multiplied by the number of shares of Common Stock being converted. As used herein, the term "Market Price" at any date shall be deemed to be the last reported sale price of the Common Stock on such date, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the immediately preceding three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or if any such exchange on which the Common Stock is listed is not its principal trading market, the last reported sale price as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the Nasdaq National Market or SmallCap Market, or, if applicable, the OTC Bulletin Board or BBX, or if the Common Stock is not listed or admitted to trading on any of the foregoing markets, or similar organization, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

        2.3.2 EXERCISE OF CONVERSION RIGHT. Provided that no Termination Event has occurred, the Conversion Right may be exercised by the Holder on any business day on or after the Commencement Date and not later than the Expiration Date by delivering the Warrant with a duly executed exercise form attached hereto with the conversion section completed to the Company, exercising the Conversion Right and specifying the total number of shares of Common Stock the Holder will purchase pursuant to such conversion.

3. TRANSFER.

        3.1 RESTRICTIONS ON TRANSFER OF WARRANT. The Holder agrees that it will not sell, transfer, assign or hypothecate this Warrant to anyone except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and qualification under applicable state securities laws, or in reliance upon an opinion of counsel, in form and content reasonably satisfactory to the Company and its counsel, that such registration and qualification are not required. Notwithstanding the foregoing, provided that such transfer is otherwise effected in accordance with applicable securities laws, the Holder may assign and transfer this Warrant to any corporation, partnership, limited liability company or other entity principally owned and controlled, directly or indirectly, by AACI. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with this Warrant and payment of all transfer taxes, if any, payable in connection therewith. The Company shall immediately transfer this Warrant on the books of the Company and shall execute and deliver a new Warrant or Warrants of like tenor to the appropriate assignee or assignees expressly evidencing the right to purchase the aggregate number of shares of Common Stock purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

        3.2 RESTRICTIONS ON TRANSFER OF SECURITIES. The Holder will not sell, transfer, assign or hypothecate any of the Securities unless and until (i) it shall have notified the Company of the proposed transfer or disposition, and
(ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel, in form and content reasonably satisfactory to the Company and its counsel, to the effect that (A) appropriate action necessary for compliance with the Securities Act provisions relating to sale of an unregistered security has been taken, or (B) exemptions from the registration requirements of the Securities Act and qualification requirements of applicable state securities laws are available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of the Securities shall terminate as to any particular Security when (1) such Security shall have been sold in compliance with Rule 144 under the Securities Act, or (2) a letter shall have been issued to the Holder at its request by the staff of the Securities and Exchange Commission, or a ruling shall have been issued to the holder at its request by such Commission, stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such Security is transferred without registration under the Securities Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required, or (3) such Security shall have been registered under the Securities Act and sold by the Holder in accordance with such registration.

4. NEW WARRANTS TO BE ISSUED.

        4.1 PARTIAL EXERCISE OR TRANSFER. Subject to the restrictions in Section 3 hereof, this Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Warrant for cancellation, together with the duly executed exercise or assignment form and funds sufficient to pay any Exercise Price and/or transfer tax, the Company shall cause to be delivered to the Holder without charge a new Warrant of like tenor to this Warrant in the name of the Holder evidencing the right of the Holder to purchase the aggregate number of shares of Common Stock purchasable hereunder as to which this Warrant has not been exercised or assigned.

        4.2 LOST CERTIFICATE. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and of reasonably satisfactory indemnification, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

5. ADJUSTMENTS.

        5.1 STRUCTURAL ADJUSTMENTS TO EXERCISE PRICE AND NUMBER OF SECURITIES. The Exercise Price and the number of shares of Common Stock underlying this Warrant shall be subject to adjustment from time to time as hereinafter set forth:

            5.1.1 STOCK DIVIDENDS - RECAPITALIZATION, RECLASSIFICATION, SPLIT-UPS. If, after the Commencement Date, the number of outstanding shares of Common Stock is increased by a stock dividend on the Common Stock payable in shares of Common Stock or by a split-up, recapitalization or reclassification of shares of Common Stock or other similar event, then, on the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares.

            5.1.2 AGGREGATION OF SHARES. If, after the Commencement Date, the number of outstanding shares of Common Stock is decreased by a reverse split, consolidation, combination or reclassification of shares of Common Stock or other similar event, then, upon the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares.

            5.1.3 ADJUSTMENTS IN EXERCISE PRICE. Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted as provided in this Section 5.1, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

            5.1.4 REPLACEMENT OF SECURITIES UPON REORGANIZATION, ETC. In case of any split up, recapitalization or reclassification of the outstanding shares of Common Stock other than as covered by Section 5.1.1 or 5.1.2 hereof or which solely affects the par value of such shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another corporation
(other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any split up, recapitalization or reclassification of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Warrant shall have the right thereafter (until the expiration of the right of exercise of this Warrant) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such split-up, reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or other transfer, by a Holder of the number of shares of Common Stock of the Company obtainable upon exercise of this Warrant immediately prior to such event; and if any reclassification also results in a change in shares of Common Stock covered by Section 5.1.1 or 5.1.2, then such adjustment shall be made pursuant to Sections 5.1.1, 5.1.2, 5.1.3 and this Section 5.1.4. The provisions of this Section 5.1.4 shall similarly apply to successive split-ups, reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

        5.2 CHANGES IN FORM OF WARRANT. This form of Warrant need not be changed because of any change pursuant to this Section, and Warrants issued after such change may state the same Exercise Price and the same number of shares of Common Stock and Warrants as are stated in the Warrants initially issued pursuant to this Agreement. The acceptance by any Holder of the issuance of new Warrants reflecting a required or permissive change shall not be deemed to waive any rights to a prior adjustment or the computation thereof.

        5.3 ELIMINATION OF FRACTIONAL INTERESTS. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

6. DEFINITIONS. For the purposes of this Warrant, the following terms shall have the meanings set forth below:

"OPTION AGREEMENT" means the Option Agreement, dated as of July 3, 2002, between AACI and the Company pursuant to which AACI is granting to the Company an option to purchase all of the outstanding capital stock of (i) Tattersall Casablanca Sound Inc., (ii) Calibre Digital Design Inc. and (iii) Salter Street Digital Limited (collectively, the "Optioned Companies").

"OPTION" shall have the meaning attributed to such term in the Option Agreement.

"COMMENCEMENT DATE" shall mean the earlier of (i) the date upon which the Option expires (other than as a result of a Termination Event), or (ii) the date of the closing of the purchase of the Optioned Companies by the Company under the Option.

"EXPIRATION DATE" shall mean July 3, 2007, provided, however, that if the Company does not purchase the Optioned Companies by its exercise of the Option, such date shall thereupon be decreased to the date which is three years from the Commencement Date.

"EXERCISE PRICE" shall mean the initial exercise price or the adjusted exercise price, depending on the context, of a share of Common Stock issuable upon exercise of this Warrant.

"SECURITIES" shall mean the shares of Common Stock or other securities issuable upon exercise of this Warrant.

"TERMINATION EVENT" shall mean (i) a material breach of the Option Agreement by AACI which breach remains outstanding 15 days after notice from PTSX to AACI, or
(ii) the expiration of the Option pursuant to section 3.2.1 of the Option Agreement because of a judgment, decree, order, law or regulation that prevents the closing of the purchase, if such judgment, decree, order, law or regulation is either (a) instituted against AACI or the Optioned Companies, or (b) is based on any Canadian law, order or regulation. A judgment, decree, order, law or regulation instituted against the Company or based on any U.S. law, order or regulation that prevents the closing of the purchase of the Optioned Companies under the Option shall not, however, constitute a Termination Event.

7. RESERVATION OF SHARES. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon exercise of this Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder.

8. CERTAIN NOTICE REQUIREMENTS.

        8.1 NOTICE OF CHANGE IN EXERCISE PRICE. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 5 hereof, send notice to the Holder of such event and change ("Price Notice"). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by two officers of the Company.

        8.2 TRANSMITTAL OF NOTICES. All notices, requests, consents and other communications under this Warrant shall be in writing and shall be deemed to have been duly made on the date of delivery if delivered personally or sent by overnight courier, with acknowledgment of receipt by the party to which notice is given, or on the fifth day after mailing if mailed to the party to whom notice is to be given, by registered or certified mail, return receipt requested, postage prepaid and properly addressed as follows: (i) if to the Holder, to the address of such Holder as shown on the books of the Company, or
(ii) if to the Company, to its principal executive office.

9. MISCELLANEOUS.

        9.1 HEADINGS. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Warrant.

        9.2 ENTIRE AGREEMENT. This Warrant (together with the other agreements and documents being delivered pursuant to or in connection with this Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

        9.3 BINDING EFFECT. Subject to Section 3, this Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Warrant or any provisions herein contained.

        9.4 GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without giving effect to conflicts of laws principles. 9.5 Waiver, Etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the 2nd day of July, 2002.


                                    POINT.360



                                    By: __________________________________

                                        Name
                                               ---------------------------
                                        Title
                                               ---------------------------



Form to be used to exercise Warrant:

Point.360

---------------------------

---------------------------


Date: _____________________, 200___


        The undersigned her eby elects irrevocably to exercise the within Warrant and to purchase ________ shares of Common Stock of Point.360 and hereby makes payment of $____________ (at the rate of $_________ per share of Common Stock) in payment of the Exercise Price pursuant thereto. Please issue the Common Stock as to which this Warrant is exercised in accordance with the instructions given below.

                                       or

        The undersigned hereby elects irrevocably to convert its right to purchase ____________ shares of Common Stock purchasable under the within Warrant into __________ shares of Common Stock of Point.360 (based on a "Market Price" of $________ per share of Common Stock). Please issue the Common Stock in accordance with the instructions given below.


                                       --------------------------------------
                                                     Signature




        NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever.


                   INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name     ________________________________________________________
                        (Print in Block Letters)

Address  ________________________________________________________

Form to be used to assign Warrant:

                                   ASSIGNMENT

        (To be executed by the registered Holder to effect a transfer of the within Warrant):


        FOR VALUE RECEIVED,  ________________________________  does hereby sell, assign and transfer unto _________________________________ the right to purchase _____________________ shares of Common Stock of Point.360 ("Company") evidenced by the within Warrant and does hereby authorize the Company to transfer such right on the books of the Company.


Dated:____________________, 200___



                                          -----------------------------------
                                                      Signature


-----------------------------
Signature Guaranteed



        NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.